                                                                   EXHIBIT 10.38

                       FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment" or "First Amendment") executed October ____, 1998 to be effective as of September 24, 1998 ("Effective Date"), is between XETEL CORPORATION ("Borrower") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("Bank," formerly Texas Commerce Bank National Association).

PRELIMINARY STATEMENT. Borrower and Bank entered into a Amendment and Restatement of Credit Agreement dated as of June 25, 1998 (as amended by this and prior amendments, "Credit Agreement" or "Agreement"). In this Amendment, all capitalized terms defined in the Credit Agreement and not otherwise defined herein have the same meanings as in the Credit Agreement, and each Section, Exhibit and similar reference is to the Credit Agreement as amended. Borrower and Bank have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, modify the revolving Commitment and various covenants and conditions of lending.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Borrower and Bank agree as follows:

1. REVOLVING CREDIT NOTE.  Section 1.1.A is amended to read as follows:

    "REVOLVING CREDIT NOTE 1.1.A-1 Subject to the terms and conditions hereof, Bank agrees to make loans ("REVOLVING LOANS") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding the lesser of the Borrowing Base or $17,000,000.00 (the "COMMITMENT"), such amount also subject to reduction in respect of L/C Obligations as provided hereinafter. Borrower has the right to borrow, repay and reborrow. Loans may only be used for supporting Borrower's accounts receivable and inventory. Chapter 346 of the Texas Finance Code (which governs certain revolving loan accounts) will not apply to this Agreement, the Revolving Note, any Revolving Loan or L/C Obligation. Revolving Loans will be evidenced by, and will bear interest and be payable as provided in, Borrower's $17,000,000.00 Revolving Credit Note dated the Effective Date (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "REVOLVING NOTE"), given to renew and increase Borrower's $10,000,000.00 revolving promissory note dated April 15, 1997 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, a "Renewed Note"). "TERMINATION DATE" means the earlier of: (a) August 31, 1999; or (b) the date specified by Bank pursuant to
    Section 6.1 hereof.

    "LETTER OF CREDIT SUB-LIMIT 1.1.A-2:
    "(a) Subject to the approval of Bank in Bank's sole discretion, Bank may issue commercial or standby letters of credit ("Letters of Credit") before the Termination Date for the account of Borrower and in favor of such Person(s) designated by Borrower. Each Letter of Credit shall expire no later than the Termination Date. Borrower shall request each Letter of Credit using Bank's then standard form of application for the type requested ("Application"), presented in form and substance satisfactory to Bank, not less than 2 business days before the requested issuance date, and shall pay the fees quoted by the Bank for such issuance. Borrower authorizes Bank to advance Revolving Loans under the Revolving Note, in Bank's sole discretion and without notice to Borrower, to make payment on any L/C Obligation. Letters of Credit shall be issued for the purpose of [PROVIDING SUPPORT FOR BORROWER'S OBTAINING SUPPLIER CREDIT FOR REGULAR BUSINESS OPERATIONS].
    "(b) Limitations: (i) The face amount of all outstanding Letters of Credit, plus the amount of all unreimbursed drawings or other amounts owing to Bank under or in respect of all Letters of Credit and Applications (such sum being the "L/C Obligations") shall not at any time exceed $3,000,000.00;
    (ii) the sum of L/C Obligations and Revolving Loans outstanding at any one time shall not exceed $17,000,000.00; and (iii) the sum of all L/C Obligations plus Loans outstanding at any one time shall not exceed the Borrowing Base."

2. CONFIRMATION OF SECURITY INTERESTS. No security interest, lien, or other interest granted by Borrower, any guarantor or other person to Bank is released or limited in connection with the execution of this Amendment. Borrower confirms and ratifies each of the liens, security interests and other interests granted in each and all security agreements executed in connection with, related to, or securing the Prior Credit Agreement, Renewed Notes, and Notes as extending to and securing all, Loans, Notes and L/C Obligations including but not limited to each of those interests and liens described in the following listed Security Agreements. Borrower further agrees and acknowledges that the terms "secured indebtedness," "indebtedness secured hereby," "Obligations" and any similar reference used in any security agreement executed by Borrower in favor of Bank, including but not limited to the following security agreements executed by Borrower and delivered to Bank: Security Agreement Accounts dated August 23, 1996; Security Agreement - Inventory dated August 23, 1996, any supplemental security agreements supplementing any of the foregoing, and any other security agreements previously executed by Borrower and delivered to Bank and not released by Bank and all security agreements executed as of the Effective Date (each and all "Security Agreements") include, but are not limited to, each and all indebtedness of all character and kind related to or evidenced by the Revolving Note, the Advance/Term Note L/C Obligations or otherwise related to the Loan Documents.

3. Exhibits A and C are replaced with Exhibits A and C attached hereto.

4. ASSET AUDIT. Pursuant to Section 4.5, Borrower and Bank have scheduled as asset field audit to commence November 9, 1998, Borrower acknowledging that execution of this amendment is premised upon Bank's reliance that such audit will be facilitated on a timely basis.

5. In consideration for the modifications to the terms of the Commitment made by this Amendment, Borrower agrees to pay a flat fee in the aggregate amount of $50,000.00, of which $25,000.00 shall be due and payable upon execution of this Amendment and $25,000.00 due and payable January 1, 1999.

6. YEAR 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's and Guarantors' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's or Guarantors' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by January 1, 1999. The cost to Borrower and Guarantors of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrowers and Guarantors (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in any Event of Default or have a material adverse effect on Borrower or any Guarantor.

7. Borrower represents and warrants to Bank that after giving effect to this
Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof. Borrower further acknowledges and agrees that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

8. This Amendment shall become effective as of its Effective Date upon execution and delivery by each of the parties named in the signature lines below, and "Agreement" and "Credit Agreement" as used in the Credit Agreement and this Amendment shall refer to the Credit Agreement as amended by this Amendment. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

9. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of its Effective Date.

BORROWER: CUSTOMER                     BANK: CHASE BANK OF TEXAS, NATIONAL
                                             ASSOCIATION

By:                                    By:
   -------------------------------        --------------------------------

Name:                                  Name:
     -----------------------------          ------------------------------

Title:                                 Title:
      ----------------------------           -----------------------------

Address:
        --------------------------

                                    EXHIBIT A
                              BORROWING BASE REPORT

BORROWING BASE REPORT FOR PERIOD BEGINNING:__________ AND ENDING _________ ("CURRENT PERIOD") REQUIRED BY THE CREDIT AGREEMENT DATED JUNE 25, 1998 BETWEEN XETEL CORPORATION AND CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

--------------------------------------------------------------------------------
BORROWER WILL DELIVER THIS BORROWING BASE REPORT COMPLETED IN PROPER FORM ON EACH THURSDAY REPORTING INFORMATION AS OF THE PREVIOUS SATURDAY, AND PROVIDE WITH EACH SUCH REPORT AN ACCOUNTS RECEIVABLE AGING AND LISTING, AND AN INVENTORY REPORT.
--------------------------------------------------------------------------------

Line
   1 .   Total Accounts as of the end of the Current Period                                  $_____
         INELIGIBLE ACCOUNTS AS OF THE END OF THE CURRENT PERIOD:
   2.    That portion (e.g., invoice) of all of the Accounts of any Account
         Debtor where the Account is more than 90 days from invoice date (net
         of unapplied cash and return material authorizations)                          $_____
   3.    That portion of all of the Accounts of any Account Debtor which exceeds
         25% of the dollar amount of the total of all Accounts for all Account
         Debtors for the Current Period (Line 1); except that with approval in writing by Bank in its sole discretion, the percentage specified in this item shall be higher with respect to such Account Debtors as
         Borrower and Bank shall mutually specify                                       $_____
   4.    Intercompany and Affiliate Accounts (Total Intercompany and Affiliate
         Accounts = $__________ less $__________ [not to exceed $500,000.00 in the aggregate] in Intercompany and Affiliate Accounts which Borrower,
         by signing below, certifies as arising from "arms length" transactions)        $_____
   5.    Government Accounts                                                            $_____
   6.    Foreign Accounts                                                               $_____
   7.    Accounts subject to any dispute or setoff or contra account                    $_____
   8.    Other Ineligible Accounts                                                      $_____
   9.    Total Ineligible Accounts for the Current Period (Add Lines 2 through 8)                          $_____
   10.   Total Eligible Accounts for the Current Period (Line 1 - Line 9)                                  $_____
   11.   Multiplied by: Accounts Advance Factor                                                              80%
   12.   Equals:  Accounts Component of Borrowing Base                                                     $
                                                                                                            =====
   13.   Total Foreign Accounts secured by a letter of credit issued by a bank satisfactory to the Bank or covered by Exim bank insurance ("Secured
         Foreign Accounts")                                                                                $_____
   14.   Multiplied by:  Secured Foreign Accounts Advance Factor                                             90%
   15.   Equals:  Secured Foreign Accounts Component of Borrowing Base                                     $
                                                                                                            =====
   16.   Accounts of Ericsson, Inc., Dell Computer Corp., Dell International, Inc.
         and all Subsidiaries of Dell International, Inc. or otherwise approved by
         Bank in writing ("Acceptable Foreign Accounts")                                                   $_____
   17.   Multiplied by:  Acceptable Foreign Accounts Advance Factor                                          80%
   18.   Equals:  Acceptable Foreign Accounts Component of Borrowing Base                                  $
                                                                                                            =====
         [LINES 19-23 NEED NOT BE REPORTED IF BORROWING BASE EXCLUDING AVAILABILITY
         FROM INVENTORY IS SUFFICIENT TO COVER AGGREGATE AMOUNT OF LINE 25]
   19.   Net book value of Inventory as of the end of the Current Period                $_____
   20.   Less: Ineligible Inventory                                                     $_____
   21.   Total Eligible Inventory as of the end of the
         Current Period (Line 19 - Line 20)                                                                $_____
   22.   Multiplied by: Inventory Advance Factor                                                             25%
   23.   Equals:  Inventory Component of Borrowing Base                                                    $
         (Not to exceed 25% of the Borrowing Base at any time)                                              =====
   24.   Total BORROWING BASE as of the end of the Current Period (not to exceed                           $
         $17,000,000) (Line 12 + Line 15 + Line 18 + Line 23)                                               =====
   25.   Less:  Aggregate principal outstanding under Notes as end of Current Period:
         Revolving Note                                                                 $_____
         L/C Obligations                                                                $_____
         Advance/Term Note                                                              $_____
                  Total usage of commitment                                                                $
                                                                                                            =====
   26.   Equals: Amount available for borrowing subject to the terms of the
         Agreement, if positive; or amount due, if negative                                                $_____

The terms "ACCOUNTS" and "INVENTORY" have the respective meanings as set forth in the Texas Business and Commerce Code in effect as of the date of the Agreement. Inventory shall be valued at the lesser of: (a) market value; and (b) cost. "OTHER INELIGIBLE ACCOUNTS" mean all such Accounts of Borrower that are not subject to a first and prior Lien in favor of Bank, those Accounts that are subject to any Lien not in favor of Bank and those Accounts of Borrower as shall be deemed from time to time to be, in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. "INELIGIBLE INVENTORY" means that Inventory of Borrower that is not subject to a first and prior Lien in favor of Bank, that Inventory that is subject to any Lien not in favor of Bank and that Inventory of Borrower as shall be deemed from time to time to be in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. All other terms not defined herein shall have the respective meanings as in the Agreement.

Borrower certifies that the above information and computations are true, correct, complete and not misleading as of the date hereof.

Borrower:                  XETEL CORPORATION

By:
   ---------------------------------------------------------------------

Name:
     -------------------------------------------------------------------

Title:
      ------------------------------------------------------------------

Address:
        ----------------------------------------------------------------

Date:
     -------------------------------------------------------------------
                                    EXHIBIT A

          EXHIBIT C to Agreement between XETEL CORPORATION ("Borrower")
             and Chase Bank of Texas, National Association ("Bank") dated June 25, 1998 (as may be amended, restated and supplemented in writing).
     REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND COMPLIANCE CERTIFICATE
         FOR CURRENT REPORTING PERIOD ENDING _______, 199_ ("END DATE")

A.    REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND SUBMITTED AS PROVIDED IN PART B. Borrower's fiscal year ends
      March 30.
===================================================================================================================================
B.    Financial Reporting. Borrower will provide the following financial information within the times indicated:       Compliance
====================================================================================================================   Certificate
                      WHEN DUE                                                WHAT                                      (Circle)
------------------------------------------------------------------------------------------------------------------------------------
(i)   Within 90 days of fiscal year end      Annual financial statements (balance sheet, income statement, cash flow     Yes   No
                                             statement) audited (with unqualified opinion) by independent certified public accountants satisfactory to Bank, accompanied by Compliance
                                             Certificate.
------------------------------------------------------------------------------------------------------------------------------------
(ii)  Within 45 days of each fiscal          Unaudited interim financial statements (10-Q) accompanied by Compliance     Yes   No
quarter End Date, including final            Certificate
quarter of fiscal year
------------------------------------------------------------------------------------------------------------------------------------
(iii) Within 30 days of the end of           Beginning with Borrower's fiscal October 1998, unaudited interim            Yes   No
each month, including final month of         financial statements accompanied by Compliance Certificate fiscal year
------------------------------------------------------------------------------------------------------------------------------------
(iv)  As provided in Exhibit A               Borrowing Base Report with accounts receivable aging and listing &          Yes   No
                                             inventory report
====================================================================================================================================
C.    FINANCIAL COVENANTS. Borrower will comply with the following financial covenants, defined in accordance with
GAAP and the definitions in Section 8, and incorporating the calculation adjustments indicated on the Compliance
Certificate:
------------------------------------------------------------------------------------------------------------------------------------
REQUIRED: Except as specified otherwise,                     COMPLIANCE CERTIFICATE/ACTUAL REPORTED                    Compliance
each covenant will be maintained at all times            For Current Reporting Period/as of the End Date                (Circle)
and reported for each Reporting Period or as
of each Reporting Period End Date, as
appropriate:
------------------------------------------------------------------------------------------------------------------------------------
I.    Maintain a Tangible Net Worth as             Stockholders' Equity            $_____                                Yes   No
adjusted of at least $24,000,000.00 plus: (a)      Minus:  Goodwill                     $_____
75% of net income after 12/31/97, added at                 Other Intangible Assets      $_____
end of each fiscal quarter and (b) 100% of                 Loans/Advances to
the net increase (after deduction of                        Equity holders              $_____
goodwill) in shareholder's equity occurring                Loans to Affiliates          $_____
immediately after each issuance of equity          Plus:   Subordinated Debt            $_____
securities and merger/ acquisition                 = Tangible Net Worth as adjusted          $_____
transaction. Please indicate requirement so
calculated below:
$
 ------------------------------
------------------------------------------------------------------------------------------------------------------------------------
II.   Commencing November 21, 1998, have a         Net Income                          $_____                            Yes   No
Cash Flow Coverage Ratio for the three month       Plus:  Depreciation                 $_____
period ending on the last day of each fiscal              Amortization                 $_____
month of at least 1.75 : 1.00.                            Tax expense                  $_____
                                                          Interest Expense             $_____
                                                          Lease Expense                $_____
                                                          Rent Expense                 $_____
                                                   Minus:  Federal tax cash payments   $_____
                                                   Equals: Adjusted EBITAR=                  $
                                                                                              =====
                                                   Current Maturities of Long Term Debt
                                                   (for the next quarter)              $_____
                                                   Plus:  Interest Expense             $_____
                                                          Lease Expense                $_____
                                                          Rent Expense                 $_____
                                                   Equals: Fixed Charges                     $
                                                                                              =====
                                                   $              /     $              =
                                                    -------------        -------------       =======
                                                   Adjusted EBITAR       Fixed Charges   Cash Flow Coverage Ratio
====================================================================================================================================
D.    Other Required Covenants to be maintained and to be certified.
====================================================================================================================================
                             REQUIRED                                  ACTUAL REPORTED/COMPLIANCE CERTIFICATE          Compliance
------------------------------------------------------------------------------------------------------------------------------------
(i)   Additional Indebtedness, Liens and capital leases                For fiscal year:______________,                   Yes   No
are limited to $2,000,000.00 in the aggregate for each                 Debt for borrowed money      = $_____,
fiscal year.                                                           Plus capital lease payments  = $_____,
                                                                       Plus Other Indebtedness      = $_____.
                                                                       Equals Total of:                $_________
------------------------------------------------------------------------------------------------------------------------------------
(ii)  Borrower shall not make any acquisition (by stock                Please indicate acquisitions and total and        Yes   No
purchase, asset purchase, merger or otherwise) or                      cash consideration here or in attachment.
divestiture if: (a) the total purchase or sales price,
as the case may be (including cash, cash equivalents,
stock issued, and indebtedness assumed), exceeds 10% of
the book value of Borrower's assets before such
acquisition or divestiture, (b) if cash consideration
exceeds $3MM, or (c) any Event of Default otherwise
would result from such acquisition or divestiture;
unless Bank in its sole discretion shall have consented
in advance in writing.
------------------------------------------------------------------------------------------------------------------------------------
(iii) Capital expenditures & capital lease obligations                 For the most recent fiscal quarter                Yes   No
incurred shall not exceed $750,000.00 in any fiscal                    ended ______________:
quarter.                                                               $___________________________
------------------------------------------------------------------------------------------------------------------------------------
(iv)  Commencing the fiscal month ending October 24,                   For the most recent month
1998, Borrower shall not have a negative Income Before                 ended ______________:
Income Taxes for any fiscal month in excess of                         $___________________________
$750,000.00
====================================================================================================================================
THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE
TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL. The
undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):
[ ]   No default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.
[ ]   A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:
               [ ] was cured on __________.   [ ] was waived by Bank in writing on __________.   [ ] is continuing.

Description of Event of Default:
                                -------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Executed this                 day of                                    , 19       .
              ---------------        -----------------------------------    -------

BORROWER:  XETEL CORPORATION

SIGNATURE:
          -------------------------------------------------

NAME:                                                                TITLE                                    (CFO Or President)
     ------------------------------------------------------               ---------------------------------------------------------